SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS ESG Core Equity Fund

Effective on or about December 15, 2025, the fund will change its name as follows:
DWS ESG Core Equity Fund will be renamed DWS Enhanced Core Equity Fund.
Please Retain This Supplement for Future Reference
September 22, 2025
SAISTKR25-12